NOTES PAYABLE, CAPITALIZED LEASES AND LONG TERM DEBT (Details) - USD ($)	Jun. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
Notes Payable Capitalized Leases And Long Term Debt Details
Capital Source Business Finance Group	$ 194,735	$ 365,725	$ 370,404
Note payable to Umpqua Bank	199,935	199,935	199,935
Secured note payable to J3E2A2Z LP - related party	0	600,000	600,000
Total debt	394,670	1,165,660	1,170,339
Less current portion of long term debt	(394,670)	(1,165,660)	(1,170,339)
Long term debt	$ 0	$ 0	$ 0